Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock High Yield Portfolio


Security:			Mallinckrodt International Finance S.A./Mallinckrodt
				CB LLC (CUSIP 561233AD9)


Date Purchased:			09/09/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		980,000


Total Principal Purchased
by the Portfolio *:		980,000 USD


Commission or Spread:		0.600%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock High Yield Portfolio


Security:			First Data Corp. (CUSIP 319963BN3)


Date Purchased:			08/05/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		1,666,000


Total Principal Purchased
by the Portfolio *:		1,666,000 USD


Commission or Spread:		1.000 UDS


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock High Yield Portfolio


Security:			Jarden Corp. (CUSIP 471109AN8)


Date Purchased:			10/21/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		295,000


Total Principal Purchased
by the Portfolio *:		295,000 USD


Commission or Spread:		1.500 USD


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock High Yield Portfolio


Security:			Toll Brothers Finance Corp. (CUSIP 88947EAR1)


Date Purchased:			10/27/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		325,000


Total Principal Purchased
by the Portfolio *:		325,000 USD


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock High Yield Portfolio


Security:			First Data Corp. (CUSIP 319963BP8)


Date Purchased:			10/29/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		6,688,000


Total Principal Purchased
by the Portfolio *:		6,688,000 USD


Commission or Spread:		1.000%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock High Yield Portfolio


Security:			Huntington Ingalls Industries, Inc.
				(CUSIP 446413AH9)


Date Purchased:			11/02/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		653,000


Total Principal Purchased
by the Portfolio *:		653,000 USD


Commission or Spread:		1.750 USD


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock High Yield Portfolio


Security:			First Data Corp. (CUSIP 32008DAB2)


Date Purchased:			11/05/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		5,646,000


Total Principal Purchased
by the Portfolio *:		5,646,000 USD


Commission or Spread:		1.000 USD


Broker:				Deutsche Bank Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock High Yield Portfolio


Security:			First Data Corp. (CUSIP 32008DAA4)


Date Purchased:			11/05/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		1,218,000


Total Principal Purchased
by the Portfolio *:		1,218,000 USD


Commission or Spread:		1.000 USD


Broker:				Deutsche Bank Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock High Yield Portfolio


Security:			Ball Corp. (CUSIP 058498AU0)


Date Purchased:			12/02/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		613,000


Total Principal Purchased
by the Portfolio *:		613,000 USD


Commission or Spread:		1.250%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock High Yield Portfolio


Security:			Ball Corp. (CUSIP ACI0JBFX2)


Date Purchased:			12/02/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		100,000 USD


Commission or Spread:		1.250%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			BlackRock High Yield Portfolio


Security:			Ball Corp. (CUSIP ACI0JBGS2)


Date Purchased:			12/02/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		100,000 USD


Commission or Spread:		1.250%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Citizens Financial Group, Inc. (CUSIP 174610105)


Date Purchased:			07/28/15


Price Per Share:		26.000 USD


Shares Purchased
by the Portfolio *:		111,336


Total Principal Purchased
by the Portfolio *:		2,894,736 USD


Commission or Spread:		0.312%


Broker:				Morgan Stanley & Co., Inc.


Member:				Goldman Sachs & Co.


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			First Data Corp. (CUSIP 32008D106)


Date Purchased:			10/15/15


Price Per Share:		16.000 USD


Shares Purchased
by the Portfolio *:		343,977


Total Principal Purchased
by the Portfolio *:		5,503,632 USD


Commission or Spread:		3.250%


Broker:				Citigroup Global Markets, Inc.


Member:				Goldman Sachs & Co.


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Citizens Financial Group, Inc. (CUSIP 174610105)


Date Purchased:			10/29/15


Price Per Share:		23.500 USD


Shares Purchased
by the Portfolio *:		81,317


Total Principal Purchased
by the Portfolio *:		1,910,950 USD


Commission or Spread:		0.511%


Broker:				Bank of America Merrill Lynch


Member:				Goldman Sachs & Co.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Macquarie Bank, Ltd. (CUSIP 55608PAP9)


Date Purchased:			07/23/15


Price Per Share:		99.861 USD


Shares Purchased
by the Portfolio *:		250,000


Total Principal Purchased
by the Portfolio *:		249,653 USD


Commission or Spread:		0.280 USD


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Macquarie Bank, Ltd. (CUSIP 55608PAQ7)


Date Purchased:			07/23/15


Price Per Share:		99.853 USD


Shares Purchased
by the Portfolio *:		250,000


Total Principal Purchased
by the Portfolio *:		249,633 USD


Commission or Spread:		0.380 USD


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Bank of America Corp. (CUSIP 06051GFS3)


Date Purchased:			07/27/15


Price Per Share:		99.819 USD


Shares Purchased
by the Portfolio *:		524,000


Total Principal Purchased
by the Portfolio *:		523,052 USD


Commission or Spread:		0.450 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Bank of Montreal (CUSIP 06366RU78)


Date Purchased:			07/28/15


Price Per Share:		99.863 USD


Shares Purchased
by the Portfolio *:		178,000


Total Principal Purchased
by the Portfolio *:		177,756 USD


Commission or Spread:		0.250 USD


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			ANZ New Zealand International, Ltd.
				(CUSIP 00182EAX7)


Date Purchased:			07/30/15


Price Per Share:		99.917 USD


Shares Purchased
by the Portfolio *:		250,000


Total Principal Purchased
by the Portfolio *:		249,793 USD


Commission or Spread:		0.250 USD


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Celgene Corp. (CUSIP 151020AR5)


Date Purchased:			08/03/15


Price Per Share:		99.729 USD


Shares Purchased
by the Portfolio *:		136,000


Total Principal Purchased
by the Portfolio *:		135,631 USD


Commission or Spread:		0.400 USD


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Celgene Corp. (CUSIP 151020AU8)


Date Purchased:			08/03/15


Price Per Share:		99.691 USD


Shares Purchased
by the Portfolio *:		165,000


Total Principal Purchased
by the Portfolio *:		164,490 USD


Commission or Spread:		0.880 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Biogen, Inc. (CUSIP 09062XAD5)


Date Purchased:			09/10/15


Price Per Share:		99.294 USD


Shares Purchased
by the Portfolio *:		133,000


Total Principal Purchased
by the Portfolio *:		132,061 USD


Commission or Spread:		0.880 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Capital One Financial Corp. (CUSIP 14040HBJ3)


Date Purchased:			10/26/15


Price Per Share:		99.992 USD


Shares Purchased
by the Portfolio *:		250,000


Total Principal Purchased
by the Portfolio *:		249,980 USD


Commission or Spread:		0.450%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			ACE INA Holdings, Inc. (CUSIP 00440EAU1)


Date Purchased:			10/27/15


Price Per Share:		99.874 USD


Shares Purchased
by the Portfolio *:		260,000


Total Principal Purchased
by the Portfolio *:		259,672 USD


Commission or Spread:		0.400%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			ProLogis L.P. (CUSIP 74340XBE0)


Date Purchased:			10/27/15


Price Per Share:		99.381 USD


Shares Purchased
by the Portfolio *:		89,000


Total Principal Purchased
by the Portfolio *:		88,449 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Hyundai Capital America (CUSIP 44891AAC1)


Date Purchased:			10/27/15


Price Per Share:		99.988 USD


Shares Purchased
by the Portfolio *:		239,000


Total Principal Purchased
by the Portfolio *:		238,971 USD


Commission or Spread:		0.250%


Broker:				BNP Paribas


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Mead Johnson Nutrition Co. (CUSIP 582839AH9)


Date Purchased:			10/29/15


Price Per Share:		99.958 USD


Shares Purchased
by the Portfolio *:		89,000


Total Principal Purchased
by the Portfolio *:		88,963 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Halliburton Co. (CUSIP 406216BJ9)


Date Purchased:			11/05/15


Price Per Share:		99.974 USD


Shares Purchased
by the Portfolio *:		170,000


Total Principal Purchased
by the Portfolio *:		169,956 USD


Commission or Spread:		0.750%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Lockheed Martin Corp. (CUSIP 539830BG3)


Date Purchased:			11/16/15


Price Per Share:		99.361 USD


Shares Purchased
by the Portfolio *:		193,000


Total Principal Purchased
by the Portfolio *:		191,767 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Lockheed Martin Corp. (CUSIP 539830BK4)


Date Purchased:			11/16/15


Price Per Share:		99.124 USD


Shares Purchased
by the Portfolio *:		236,000


Total Principal Purchased
by the Portfolio *:		231,573 USD


Commission or Spread:		0.750%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Roper Technologies, Inc. (CUSIP 776743AA4)


Date Purchased:			11/30/15


Price Per Share:		99.962 USD


Shares Purchased
by the Portfolio *:		125,000


Total Principal Purchased
by the Portfolio *:		124,953 USD


Commission or Spread:		0.600%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Commonwealth Bank of Australia (CUSIP 2027A0HR3)


Date Purchased:			12/02/15


Price Per Share:		99.793 USD


Shares Purchased
by the Portfolio *:		352,000


Total Principal Purchased
by the Portfolio *:		351,271 USD


Commission or Spread:		0.400%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			McDonald's Corp. (CUSIP 58013MEZ3)


Date Purchased:			12/02/15


Price Per Share:		99.679 USD


Shares Purchased
by the Portfolio *:		236,000


Total Principal Purchased
by the Portfolio *:		235,242 USD


Commission or Spread:		0.750%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Toronto-Dominion Bank (The) (CUSIP 89114QBC1)


Date Purchased:			12/07/15


Price Per Share:		99.785 USD


Shares Purchased
by the Portfolio *:		500,000


Total Principal Purchased
by the Portfolio *:		498,925 USD


Commission or Spread:		0.350%


Broker:				TD Securities (USA) LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			John Deere Capital Corp. (CUSIP 24422ESY6)


Date Purchased:			07/09/15


Price Per Share:		99.916 USD


Shares Purchased
by the Portfolio *:		180,000


Total Principal Purchased
by the Portfolio *:		179,849 USD


Commission or Spread:		0.350 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			CVS Health Corp. (CUSIP 126650CL2)


Date Purchased:			07/13/15


Price Per Share:		99.994 USD


Shares Purchased
by the Portfolio *:		225,000


Total Principal Purchased
by the Portfolio *:		222,737 USD


Commission or Spread:		0.650 USD


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			CVS Health Corp. (CUSIP 126650CM0)


Date Purchased:			07/13/15


Price Per Share:		99.443 USD


Shares Purchased
by the Portfolio *:		295,000


Total Principal Purchased
by the Portfolio *:		290,407 USD


Commission or Spread:		0.880 USD


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JP Morgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			CVS Health Corp. (CUSIP 126650CN8)


Date Purchased:			07/13/15


Price Per Share:		99.635 USD


Shares Purchased
by the Portfolio *:		265,000


Total Principal Purchased
by the Portfolio *:		264,033 USD


Commission or Spread:		0.880 USD


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securitie,s Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			PepsiCo, Inc. (CUSIP 713448CY2)


Date Purchased:			07/14/15


Price Per Share:		99.532 USD


Shares Purchased
by the Portfolio *:		360,000


Total Principal Purchased
by the Portfolio *:		358,315 USD


Commission or Spread:		0.450 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			PepsiCo, Inc. (CUSIP 713448CZ9)


Date Purchased:			07/14/15


Price Per Share:		99.645 USD


Shares Purchased
by the Portfolio *:		275,000


Total Principal Purchased
by the Portfolio *:		274,024 USD


Commission or Spread:		0.880 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Nationwide Building Society (CUSIP 638602BP6)


Date Purchased:			07/14/15


Price Per Share:		99.623 USD


Shares Purchased
by the Portfolio *:		250,000


Total Principal Purchased
by the Portfolio *:		249,058 USD


Commission or Spread:		0.250 USD


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Kohl's Corp. (CUSIP 500255AV6)


Date Purchased:			07/14/15


Price Per Share:		99.681 USD


Shares Purchased
by the Portfolio *:		480,000


Total Principal Purchased
by the Portfolio *:		478,469 USD


Commission or Spread:		0.880 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			UnitedHealth Group, Inc. (CUSIP 91324PCM2)


Date Purchased:			07/20/15


Price Per Share:		99.940

Shares Purchased
by the Portfolio *:		130,000


Total Principal Purchased
by the Portfolio *:		129,922 USD


Commission or Spread:		0.350 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			UnitedHealth Group, Inc. (CUSIP 91324PCP5)


Date Purchased:			07/20/15


Price Per Share:		99.729 USD


Shares Purchased
by the Portfolio *:		215,000


Total Principal Purchased
by the Portfolio *:		214,417 USD


Commission or Spread:		0.450 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			UnitedHealth Group, Inc. (CUSIP 91324PCQ3)


Date Purchased:			07/20/15


Price Per Share:		99.988 USD


Shares Purchased
by the Portfolio *:		155,000


Total Principal Purchased
by the Portfolio *:		154,981 USD


Commission or Spread:		0.880 USD


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			UnitedHealth Group, Inc. (CUSIP 91324PCR1)


Date Purchased:			07/20/15


Price Per Share:		99.589USD


Shares Purchased
by the Portfolio *:		185,000


Total Principal Purchased
by the Portfolio *:		184,240 USD


Commission or Spread:		0.880 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			ABN AMRO Bank NV (CUSIP 00080QAF2)


Date Purchased:			07/21/15


Price Per Share:		99.732 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		299,196 USD


Commission or Spread:		0.500 USD


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bank of America Corp. (CUSIP 06051GFS3)


Date Purchased:			07/27/15


Price Per Share:		99.819 USD


Shares Purchased
by the Portfolio *:		195,000


Total Principal Purchased
by the Portfolio *:		194,647 USD


Commission or Spread:		0.450 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Brixmor Operating Partnership L.P. (CUSIP 11120VAB9)


Date Purchased:			07/30/15


Price Per Share:		99.223 USD


Shares Purchased
by the Portfolio *:		330,000


Total Principal Purchased
by the Portfolio *:		327,436 USD


Commission or Spread:		0.630 USD


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			CVS Health Corp. (CUSIP 126650CJ7)


Date Purchased:			07/13/15


Price Per Share:		99.926 USD


Shares Purchased
by the Portfolio *:		850,000


Total Principal Purchased
by the Portfolio *:		849,371 USD


Commission or Spread:		0.600 USD


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			CVS Health Corp. (CUSIP 126650CM0)


Date Purchased:			07/13/15


Price Per Share:		99.443 USD


Shares Purchased
by the Portfolio *:		229,000


Total Principal Purchased
by the Portfolio *:		225,434 USD


Commission or Spread:		0.880 USD


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			PepsiCo, Inc. (CUSIP 713448CX4)


Date Purchased:			07/14/15


Price Per Share:		99.981 USD


Shares Purchased
by the Portfolio *:		741,000


Total Principal Purchased
by the Portfolio *:		740,859 USD


Commission or Spread:		0.400 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			ABN AMRO Bank NV (CUSIP 00080QAF2)


Date Purchased:			07/21/15


Price Per Share:		99.732 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		199,464 USD


Commission or Spread:		0.500 USD


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Macquarie Bank, Ltd. (CUSIP 55608PAQ7)


Date Purchased:			07/23/15


Price Per Share:		99.853 USD


Shares Purchased
by the Portfolio *:		400,000


Total Principal Purchased
by the Portfolio *:		399,412 USD


Commission or Spread:		0.380 USD


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			JB Hunt Transport Services, Inc. (CUSIP 445658CE5)


Date Purchased:			08/03/15


Price Per Share:		99.751 USD


Shares Purchased
by the Portfolio *:		490,000


Total Principal Purchased
by the Portfolio *:		488,780 USD


Commission or Spread:		0.630 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Celgene Corp. (CUSIP 151020AQ7)


Date Purchased:			08/03/15


Price Per Share:		99.819 USD


Shares Purchased
by the Portfolio *:		120,000


Total Principal Purchased
by the Portfolio *:		119,783 USD


Commission or Spread:		0.350 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Celgene Corp. (CUSIP 151020AR5)


Date Purchased:			08/03/15


Price Per Share:		99.729 USD


Shares Purchased
by the Portfolio *:		145,000


Total Principal Purchased
by the Portfolio *:		144,607 USD


Commission or Spread:		0.400 USD


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Celgene Corp. (CUSIP 151020AS3)


Date Purchased:			08/03/15


Price Per Share:		99.034 USD


Shares Purchased
by the Portfolio *:		315,000


Total Principal Purchased
by the Portfolio *:		311,957 USD


Commission or Spread:		0.450 USD


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Celgene Corp. (CUSIP 151020AU8)


Date Purchased:			08/03/15


Price Per Share:		99.691 USD


Shares Purchased
by the Portfolio *:		206,000


Total Principal Purchased
by the Portfolio *:		205,363 USD


Commission or Spread:		0.880 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Celgene Corp. (CUSIP 151020AU8)


Date Purchased:			08/03/15


Price Per Share:		99.691 USD


Shares Purchased
by the Portfolio *:		155,000


Total Principal Purchased
by the Portfolio *:		154,521 USD


Commission or Spread:		0.880 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bank of New York Mellon Corp. (The)
				(CUSIP 06406HDD8)


Date Purchased:			08/10/15


Price Per Share:		99.953 USD


Shares Purchased
by the Portfolio *:		570,000


Total Principal Purchased
by the Portfolio *:		569,732 USD


Commission or Spread:		0.150 USD


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Air Lease Corp. (CUSIP 00912XAR5)


Date Purchased:			08/11/15


Price Per Share:		99.500 USD


Shares Purchased
by the Portfolio *:		495,000


Total Principal Purchased
by the Portfolio *:		492,525 USD


Commission or Spread:		0.450 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			State Street Corp. (CUSIP 857477AS2)


Date Purchased:			08/13/15


Price Per Share:		99.772 USD


Shares Purchased
by the Portfolio *:		280,000


Total Principal Purchased
by the Portfolio *:		279,362 USD


Commission or Spread:		0.350 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			State Street Corp. (CUSIP 857477AT0)


Date Purchased:			08/13/15


Price Per Share:		99.866 USD


Shares Purchased
by the Portfolio *:		210,000


Total Principal Purchased
by the Portfolio *:		209,719 USD


Commission or Spread:		0.450 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Home Depot, Inc. (The) (CUSIP 437076BK7)


Date Purchased:			09/08/15


Price Per Share:		99.857 USD


Shares Purchased
by the Portfolio *:		175,000


Total Principal Purchased
by the Portfolio *:		174,750 USD


Commission or Spread:		0.450 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Lowe's Cos., Inc. (CUSIP 548661DJ3)


Date Purchased:			09/09/15


Price Per Share:		99.632 USD


Shares Purchased
by the Portfolio *:		165,000


Total Principal Purchased
by the Portfolio *:		161,093 USD


Commission or Spread:		0.880 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Danske Bank A/S (CUSIP 23636AAD3)


Date Purchased:			09/10/15


Price Per Share:		99.796 USD


Shares Purchased
by the Portfolio *:		360,000


Total Principal Purchased
by the Portfolio *:		359,266 USD


Commission or Spread:		0.350 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Biogen, Inc. (CUSIP 09062XAD5)


Date Purchased:			09/10/15


Price Per Share:		99.294 USD


Shares Purchased
by the Portfolio *:		265,000


Total Principal Purchased
by the Portfolio *:		263,129 USD


Commission or Spread:		0.880 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Biogen, Inc. (CUSIP 09062XAE3)


Date Purchased:			09/10/15


Price Per Share:		99.920 USD


Shares Purchased
by the Portfolio *:		340,000


Total Principal Purchased
by the Portfolio *:		339,728 USD


Commission or Spread:		0.630 USD


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			UDR, Inc. (CUSIP 90265EAK6)


Date Purchased:			09/15/15


Price Per Share:		99.770 USD


Shares Purchased
by the Portfolio *:		145,000


Total Principal Purchased
by the Portfolio *:		144,667 USD


Commission or Spread:		0.630 USD


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Louisville Gas & Electric Co. (CUSIP 546676AX5)


Date Purchased:			09/21/15


Price Per Share:		99.917 USD


Shares Purchased
by the Portfolio *:		65,000


Total Principal Purchased
by the Portfolio *:		64,946 USD


Commission or Spread:		0.880 USD


Broker:				BNP Paribas Securities Corp.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Kentucky Utilities Co. (CUSIP 491674BL0)


Date Purchased:			09/21/15


Price Per Share:		99.917 USD


Shares Purchased
by the Portfolio *:		135,000


Total Principal Purchased
by the Portfolio *:		134,888 USD


Commission or Spread:		0.880 USD


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Canadian Pacific Railway Co. (CUSIP 13645RAX2)


Date Purchased:			09/08/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		102,000


Total Principal Purchased
by the Portfolio *:		102,000 USD


Commission or Spread:		1.000 USD


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Tyco International Finance S.A. (CUSIP 902118BS6)


Date Purchased:			09/09/15


Price Per Share:		99.284 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		99,284 USD


Commission or Spread:		0.650 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Pentair Finance S.A. (CUSIP 709629AP4)


Date Purchased:			09/09/15


Price Per Share:		99.684 USD


Shares Purchased
by the Portfolio *:		137,000


Total Principal Purchased
by the Portfolio *:		136,567 USD


Commission or Spread:		0.650 USD


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Biogen, Inc. (CUSIP 09062XAC7)


Date Purchased:			09/10/15


Price Per Share:		99.792 USD


Shares Purchased
by the Portfolio *:		207,000


Total Principal Purchased
by the Portfolio *:		206,569 USD


Commission or Spread:		0.600 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Kentucky Utilities Co. (CUSIP 491674BK2)


Date Purchased:			09/21/15


Price Per Share:		99.9574 USD


Shares Purchased
by the Portfolio *:		340,000


Total Principal Purchased
by the Portfolio *:		339,854 USD


Commission or Spread:		0.650 USD


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Sysco Corp. (CUSIP 871829AY3)


Date Purchased:			09/23/15


Price Per Share:		99.921 USD


Shares Purchased
by the Portfolio *:		73,000


Total Principal Purchased
by the Portfolio *:		72,942 USD


Commission or Spread:		0.750 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Sysco Corp. (CUSIP 871829AZ0)


Date Purchased:			09/23/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		83,000


Total Principal Purchased
by the Portfolio *:		83,000 USD


Commission or Spread:		0.450 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			General Motors Financial Co., Inc. (CUSIP 37045XBB1)


Date Purchased:			10/07/15


Price Per Share:		99.954 USD


Shares Purchased
by the Portfolio *:		645,000


Total Principal Purchased
by the Portfolio *:		644,703 USD


Commission or Spread:		0.250%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Capital One Financial Corp. (CUSIP 14040HBJ3)


Date Purchased:			10/26/15


Price Per Share:		99.992 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		99,992 USD


Commission or Spread:		0.450%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Boeing Co. (The) (CUSIP 097023BM6)


Date Purchased:			10/27/15


Price Per Share:		99.789 USD


Shares Purchased
by the Portfolio *:		205,000


Total Principal Purchased
by the Portfolio *:		202,517 USD


Commission or Spread:		0.350%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			ACE INA Holdings, Inc. (CUSIP 00440EAT4)


Date Purchased:			10/27/15


Price Per Share:		99.944 USD


Shares Purchased
by the Portfolio *:		140,000


Total Principal Purchased
by the Portfolio *:		139,922 USD


Commission or Spread:		0.350%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			ACE INA Holdings, Inc. (CUSIP 00440EAU1)


Date Purchased:			10/27/15


Price Per Share:		99.874 USD


Shares Purchased
by the Portfolio *:		110,000


Total Principal Purchased
by the Portfolio *:		109,861 USD


Commission or Spread:		0.400%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			ACE INA Holdings, Inc. (CUSIP 00440EAW7)


Date Purchased:			10/27/15


Price Per Share:		99.750 USD


Shares Purchased
by the Portfolio *:		190,000


Total Principal Purchased
by the Portfolio *:		189,525 USD


Commission or Spread:		0.875%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			ProLogis L.P. (CUSIP 74340XBE0)


Date Purchased:			10/27/15


Price Per Share:		99.381 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		298,143 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Kimco Realty Corp. (CUSIP 49446RAN9)


Date Purchased:			10/07/15


Price Per Share:		99.319 USD


Shares Purchased
by the Portfolio *:		55,000


Total Principal Purchased
by the Portfolio *:		54,625 USD


Commission or Spread:		0.625%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			ACE INA Holdings, Inc. (CUSIP 00440EAT4)


Date Purchased:			10/27/15


Price Per Share:		99.944 USD


Shares Purchased
by the Portfolio *:		60,000


Total Principal Purchased
by the Portfolio *:		59,966 USD


Commission or Spread:		0.350%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			ProLogis L.P. (CUSIP 74340XBE0)


Date Purchased:			10/27/15


Price Per Share:		99.381 USD


Shares Purchased
by the Portfolio *:		38,000


Total Principal Purchased
by the Portfolio *:		37,765 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Microsoft Corp. (CUSIP 594918BG8)


Date Purchased:			10/29/15


Price Per Share:		99.920 USD


Shares Purchased
by the Portfolio *:		665,000


Total Principal Purchased
by the Portfolio *:		664,468 USD


Commission or Spread:		0.350%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Microsoft Corp. (CUSIP 594918BJ2)


Date Purchased:			10/29/15


Price Per Share:		99.974 USD


Shares Purchased
by the Portfolio *:		215,000


Total Principal Purchased
by the Portfolio *:		214,944 USD


Commission or Spread:		0.450%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Microsoft Corp. (CUSIP 594918BL7)


Date Purchased:			10/29/15


Price Per Share:		99.955 USD


Shares Purchased
by the Portfolio *:		535,000


Total Principal Purchased
by the Portfolio *:		533,154 USD


Commission or Spread:		0.875%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Mead Johnson Nutrition Co. (CUSIP 582839AJ5)


Date Purchased:			10/29/15


Price Per Share:		99.902 USD


Shares Purchased
by the Portfolio *:		89,000


Total Principal Purchased
by the Portfolio *:		88,913 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Microsoft Corp. (CUSIP 594918BG8)


Date Purchased:			10/29/15


Price Per Share:		99.920 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		299,760 USD


Commission or Spread:		0.350%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Shell International Finance B.V. (CUSIP 822582BM3)


Date Purchased:			11/05/15


Price Per Share:		99.971 USD


Shares Purchased
by the Portfolio *:		1,410,000


Total Principal Purchased
by the Portfolio *:		1,405,361 USD


Commission or Spread:		0.100%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			General Motors Financial Co., Inc. (CUSIP 37045XBB1)


Date Purchased:			10/07/15


Price Per Share:		99.954 USD


Shares Purchased
by the Portfolio *:		304,000


Total Principal Purchased
by the Portfolio *:		303,860 USD


Commission or Spread:		0.250%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Halliburton Co. (CUSIP 406216BF7)


Date Purchased:			11/05/15


Price Per Share:		99.795 USD


Shares Purchased
by the Portfolio *:		210,000


Total Principal Purchased
by the Portfolio *:		209,570 USD


Commission or Spread:		0.350%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Halliburton Co. (CUSIP 406216BK6)


Date Purchased:			11/05/15


Price Per Share:		99.969 USD


Shares Purchased
by the Portfolio *:		195,000


Total Principal Purchased
by the Portfolio *:		194,940 USD


Commission or Spread:		0.875%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Shell International Finance B.V. (CUSIP 822582BP6)


Date Purchased:			11/05/15


Price Per Share:		99.451 USD


Shares Purchased
by the Portfolio *:		111,000


Total Principal Purchased
by the Portfolio *:		110,391 USD


Commission or Spread:		0.120%


Broker:				Deutsche Bank Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Halliburton Co. (CUSIP 406216BH3)


Date Purchased:			11/05/15


Price Per Share:		99.919 USD


Shares Purchased
by the Portfolio *:		104,000


Total Principal Purchased
by the Portfolio *:		103,916 USD


Commission or Spread:		0.400%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Halliburton Co. (CUSIP 406216BJ9)


Date Purchased:			11/05/15


Price Per Share:		99.974 USD


Shares Purchased
by the Portfolio *:		85,000


Total Principal Purchased
by the Portfolio *:		84,978 USD


Commission or Spread:		0.750%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Halliburton Co. (CUSIP 406216BK6)


Date Purchased:			11/05/15


Price Per Share:		99.969 USD


Shares Purchased
by the Portfolio *:		116,000


Total Principal Purchased
by the Portfolio *:		115,964 USD


Commission or Spread:		0.875%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Skandinaviska Enskilda Banken AB (CUSIP 83051GAE8)


Date Purchased:			11/09/15


Price Per Share:		99.494 USD


Shares Purchased
by the Portfolio *:		320,000


Total Principal Purchased
by the Portfolio *:		319,381 USD


Commission or Spread:		0.300%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Caterpillar Financial Services Corp.
				(CUSIP 14912L6N6)


Date Purchased:			11/09/15


Price Per Share:		99.911 USD


Shares Purchased
by the Portfolio *:		315,000


Total Principal Purchased
by the Portfolio *:		314,720 USD


Commission or Spread:		0.350%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Chevron Corp. (CUSIP 166764AY6)


Date Purchased:			11/09/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		400,000


Total Principal Purchased
by the Portfolio *:		400,000 USD


Commission or Spread:		0.150%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Chevron Corp. (CUSIP 166764BC3)


Date Purchased:			11/09/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		995,000


Total Principal Purchased
by the Portfolio *:		995,000 USD


Commission or Spread:		0.100%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Invesco Finance plc (CUSIP 46132FAD2)


Date Purchased:			11/08/15


Price Per Share:		99.742 USD


Shares Purchased
by the Portfolio *:		97,000


Total Principal Purchased
by the Portfolio *:		96,750 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Chevron Corp. (CUSIP 166764BD1)


Date Purchased:			11/09/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		375,000


Total Principal Purchased
by the Portfolio *:		375,000 USD


Commission or Spread:		0.200%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Zoetis, Inc. (CUSIP 98978VAJ2)


Date Purchased:			11/09/15


Price Per Share:		99.868 USD


Shares Purchased
by the Portfolio *:		39,000


Total Principal Purchased
by the Portfolio *:		38,949 USD


Commission or Spread:		0.600%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			AstraZeneca plc (CUSIP 046353AK4)


Date Purchased:			11/10/15


Price Per Share:		99.584 USD


Shares Purchased
by the Portfolio *:		425,000


Total Principal Purchased
by the Portfolio *:		423,232 USD


Commission or Spread:		0.350%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			AstraZeneca plc (CUSIP 046353AL2)


Date Purchased:			11/10/15


Price Per Share:		99.070 USD


Shares Purchased
by the Portfolio *:		920,000


Total Principal Purchased
by the Portfolio *:		911,444 USD


Commission or Spread:		0.450%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			AstraZeneca plc (CUSIP 046353AL2)


Date Purchased:			11/10/15


Price Per Share:		99.070 USD


Shares Purchased
by the Portfolio *:		167,000


Total Principal Purchased
by the Portfolio *:		165,447 USD


Commission or Spread:		0.450%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Consolidated Edison Co. of New York, Inc.
				(CUSIP 209111FG3)


Date Purchased:			11/12/15


Price Per Share:		99.900 USD


Shares Purchased
by the Portfolio *:		560,000


Total Principal Purchased
by the Portfolio *:		559,440 USD


Commission or Spread:		0.875%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Lockheed Martin Corp. (CUSIP 539830BF5)


Date Purchased:			11/16/15


Price Per Share:		99.641 USD


Shares Purchased
by the Portfolio *:		215,000


Total Principal Purchased
by the Portfolio *:		214,228 USD


Commission or Spread:		0.350%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Lockheed Martin Corp. (CUSIP 539830BH1)


Date Purchased:			11/16/15


Price Per Share:		99.228 USD


Shares Purchased
by the Portfolio *:		370,000


Total Principal Purchased
by the Portfolio *:		367,144 USD


Commission or Spread:		0.450%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Welltower, Inc. (CUSIP 42217KBF2)


Date Purchased:			10/09/15


Price Per Share:		99.750 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		99,339 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Lockheed Martin Corp. (CUSIP 539830BJ7)


Date Purchased:			11/16/15


Price Per Share:		99.829 USD


Shares Purchased
by the Portfolio *:		235,000


Total Principal Purchased
by the Portfolio *:		234,598 USD


Commission or Spread:		0.250%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Lockheed Martin Corp. (CUSIP 539830BL2)


Date Purchased:			11/16/15


Price Per Share:		99.519 USD


Shares Purchased
by the Portfolio *:		180,000


Total Principal Purchased
by the Portfolio *:		177,334 USD


Commission or Spread:		0.875%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Florida Power & Light Co. (CUSIP 341081FM4)


Date Purchased:			11/16/15


Price Per Share:		99.837 USD


Shares Purchased
by the Portfolio *:		695,000


Total Principal Purchased
by the Portfolio *:		693,867 USD


Commission or Spread:		0.650%


Broker:				TD Securities (USA) LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Duke Energy Corp. (CUSIP 26441CAN5)


Date Purchased:			11/16/15


Price Per Share:		100.926 USD


Shares Purchased
by the Portfolio *:		625,000


Total Principal Purchased
by the Portfolio *:		633,001 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Lockheed Martin Corp. (CUSIP 539830BG3)


Date Purchased:			11/16/15


Price Per Share:		99.361 USD


Shares Purchased
by the Portfolio *:		96,000


Total Principal Purchased
by the Portfolio *:		95,387 USD


Commission or Spread:		0.400%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Lockheed Martin Corp. (CUSIP 539830BK4)


Date Purchased:			11/16/15


Price Per Share:		99.124 USD


Shares Purchased
by the Portfolio *:		73,000


Total Principal Purchased
by the Portfolio *:		71,631 USD


Commission or Spread:		0.750%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Westpac Banking Corp. (CUSIP 961214CS0)


Date Purchased:			11/17/15


Price Per Share:		99.925 USD


Shares Purchased
by the Portfolio *:		815,000


Total Principal Purchased
by the Portfolio *:		814,389 USD


Commission or Spread:		0.250%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Societe Generale S.A. (CUSIP 83367TBT5)


Date Purchased:			11/17/15


Price Per Share:		99.041 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		198,082 USD


Commission or Spread:		0.800%


Broker:				SG Americas Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bunge, Ltd. Finance Corp. (CUSIP 120568AW0)


Date Purchased:			11/19/15


Price Per Share:		99.914 USD


Shares Purchased
by the Portfolio *:		26,000


Total Principal Purchased
by the Portfolio *:		25,978 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Mizuho Bank, Ltd. (CUSIP 60688XAW0)


Date Purchased:			10/13/15


Price Per Share:		99.944 USD


Shares Purchased
by the Portfolio *:		580,000


Total Principal Purchased
by the Portfolio *:		579,675 USD


Commission or Spread:		0.350%


Broker:				Mizuho Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Roper Technologies, Inc. (CUSIP 776743AA4)


Date Purchased:			11/30/15


Price Per Share:		99.962 USD


Shares Purchased
by the Portfolio *:		83,000


Total Principal Purchased
by the Portfolio *:		82,968 USD


Commission or Spread:		0.600%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			ABN AMRO Bank NV (CUSIP 00084DAJ9)


Date Purchased:			12/01/15


Price Per Share:		99.860 USD


Shares Purchased
by the Portfolio *:		730,000


Total Principal Purchased
by the Portfolio *:		729,177 USD


Commission or Spread:		0.250%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			McDonald's Corp. (CUSIP 58013MEW0)


Date Purchased:			12/02/15


Price Per Share:		99.951 USD


Shares Purchased
by the Portfolio *:		80,000


Total Principal Purchased
by the Portfolio *:		79,961 USD


Commission or Spread:		0.250%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			McDonald's Corp. (CUSIP 58013MEX8)


Date Purchased:			12/02/15


Price Per Share:		99.815 USD


Shares Purchased
by the Portfolio *:		70,000


Total Principal Purchased
by the Portfolio *:		69,871 USD


Commission or Spread:		0.350%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			McDonald's Corp. (CUSIP 58013MEZ3)


Date Purchased:			12/02/15


Price Per Share:		99.679 USD


Shares Purchased
by the Portfolio *:		70,000


Total Principal Purchased
by the Portfolio *:		69,775 USD


Commission or Spread:		0.750%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			McDonald's Corp. (CUSIP 58013MFA7)


Date Purchased:			12/02/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		190,000


Total Principal Purchased
by the Portfolio *:		190,000 USD


Commission or Spread:		0.875%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Toronto-Dominion Bank (The) (CUSIP 89114QBC1)


Date Purchased:			12/07/15


Price Per Share:		99.785 USD


Shares Purchased
by the Portfolio *:		595,000


Total Principal Purchased
by the Portfolio *:		593,721 USD


Commission or Spread:		0.350%


Broker:				TD Securities (USA) LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			21st Century Fox America, Inc. (CUSIP 90131HBX2)


Date Purchased:			10/14/15


Price Per Share:		99.367 USD


Shares Purchased
by the Portfolio *:		45,000


Total Principal Purchased
by the Portfolio *:		44,715 USD


Commission or Spread:		0.875%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Visa, Inc. (CUSIP 92826CAD4)


Date Purchased:			12/09/15


Price Per Share:		99.634 USD


Shares Purchased
by the Portfolio *:		235,000


Total Principal Purchased
by the Portfolio *:		234,140 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Visa, Inc. (CUSIP 92826CAF9)


Date Purchased:			12/09/15


Price Per Share:		99.833 USD


Shares Purchased
by the Portfolio *:		465,000


Total Principal Purchased
by the Portfolio *:		464,223 USD


Commission or Spread:		0.800%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			McDonald's Corp. (CUSIP 58013MEW0)


Date Purchased:			12/02/15


Price Per Share:		99.951 USD


Shares Purchased
by the Portfolio *:		360,000


Total Principal Purchased
by the Portfolio *:		359,824 USD


Commission or Spread:		0.250%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Toronto-Dominion Bank (The) (CUSIP 89114QBC1)


Date Purchased:			12/07/15


Price Per Share:		99.785 USD


Shares Purchased
by the Portfolio *:		275,000


Total Principal Purchased
by the Portfolio *:		274,409 USD


Commission or Spread:		0.350%


Broker:				TD Securities (USA) LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Visa, Inc. (CUSIP 92826CAC6)


Date Purchased:			12/09/15


Price Per Share:		99.861 USD


Shares Purchased
by the Portfolio *:		265,000


Total Principal Purchased
by the Portfolio *:		264,632 USD


Commission or Spread:		0.300%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Visa, Inc. (CUSIP 92826CAE2)


Date Purchased:			12/09/15


Price Per Share:		99.865 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		299,595 USD


Commission or Spread:		0.750%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Schlumberger Holdings Corp. (CUSIP 806851AB7)


Date Purchased:			12/10/15


Price Per Share:		99.988 USD


Shares Purchased
by the Portfolio *:		400,000


Total Principal Purchased
by the Portfolio *:		399,952 USD


Commission or Spread:		0.750%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			National Rural Utilities Cooperative Finance Corp.
				(CUSIP 637432NF8)


Date Purchased:			10/20/15


Price Per Share:		99.798 USD


Shares Purchased
by the Portfolio *:		185,000


Total Principal Purchased
by the Portfolio *:		184,626 USD


Commission or Spread:		0.600%


Broker:				Mizuho Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Coca-Cola Co. (The) (CUSIP 191216BT6)


Date Purchased:			10/22/15


Price Per Share:		99.824 USD


Shares Purchased
by the Portfolio *:		800,000


Total Principal Purchased
by the Portfolio *:		798,592 USD


Commission or Spread:		0.350%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Ollie's Bargain Outlet Holdings, Inc.
				(CUSIP 681116109)


Date Purchased:			07/16/15


Price Per Share:		16.000 USD


Shares Purchased
by the Portfolio *:		7,400


Total Principal Purchased
by the Portfolio *:		118,400 USD


Commission or Spread:		1.080 USD


Broker:				Jefferies LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Blue Buffalo Pet Products, Inc. (CUSIP 09531U102)


Date Purchased:			07/22/15


Price Per Share:		20.000 USD


Shares Purchased
by the Portfolio *:		18,700


Total Principal Purchased
by the Portfolio *:		374,000 USD


Commission or Spread:		1.050 USD


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust MetLife Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
Macquarie Capital subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			MetLife Small Cap Value Portfolio


Security:			Great Western Bancorp, Inc (CUSIP 391416104)


Date Purchased:			07/28/15


Price Per Share:		23.500 USD


Shares Purchased
by the Portfolio *:		55,400


Total Principal Purchased
by the Portfolio *:		1,301,900 USD


Commission or Spread:		0.564 USD


Broker:				Bank of America Merrill Lynch


Member:				Macquarie Capital


Met Investors Series Trust Loomis Sayles Global Markets Portfolio
Securities Purchases during an Underwriting involving
Natixis subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			Loomis Sayles Global Markets Portfolio


Security:			Air Canada Pass-Through Trust (CUSIP 009088AB1)


Date Purchased:			12/01/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		175,000


Total Principal Purchased
by the Portfolio *:		175,000 USD


Commission or Spread:		1.000%


Broker:				Morgan Stanley & Co., Inc.


Member:				Natixis


Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio Securities Purchases during an Underwriting involving
Morgan Stanley subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			Morgan Stanley Mid Cap Growth Portfolio


Security:			Atlassian Corp. plc (CUSIP G06242104)


Date Purchased:			12/09/15


Price Per Share:		21.000 USD


Shares Purchased
by the Portfolio *:		149,598


Total Principal Purchased
by the Portfolio *:		3,141,558 USD


Commission or Spread:		1.155 USD


Broker:				Goldman Sachs & Co.


Member:				Morgan Stanley


Met Investors Series Trust Pioneer Strategic Income Portfolio
Securities Purchases during an Underwriting involving
UniCredit Capital Markets, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/15 through 12/31/15


Portfolio:			Pioneer Strategic Income Portfolio


Security:			MMC Norilsk Nickel OJSC via MMC Finance, Ltd.
				(CUSIP 55314WAC8)


Date Purchased:			10/06/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		700,000


Total Principal Purchased
by the Portfolio *:		700,000 USD


Commission or Spread:		0.000%


Broker:				Citigroup Global Markets, Inc.


Member:				UniCredit Capital Markets, Inc.